UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 1, 2006
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-26067                   87-0571300
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)              Identification No.)


                              45 ROCKEFELLER PLAZA
                                   SUITE 2000
                               NEW YORK, NY 10111
                    (Address of principal executive offices)

                                 (212) 332-3443
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.02   TERMINATION OF A DEFINITIVE AGREEMENT
ITEM 8.01   OTHER EVENTS
            ----------------------------------------


         Nanoscience Technologies, Inc., a Nevada corporation (the "REGISTRANT"), is filing this Current Report on Form 8-K to advise the public of its financial and operational posture at this time.

         As disclosed in previous reports filed pursuant to the Securities Exchange Act of 1934, as amended, the Registrant has experienced a chronic working capital deficiency, which has severely handicapped the ability of the Company to meet its business objectives. At the date hereof, the Registrant has current assets of $2,803 and liabilities of approximately $1,481,746. The Registrant recorded no revenues during the fiscal year ended September 30, 2006. Further, the Registrant is in default with respect to loans in the principal amount of $1,790,000 from its principal creditor.

         The Registrant has expended efforts to secure additional capital from both its principal creditor and other third parties, but such efforts have been unsuccessful. Currently, the Registrant has a severe working capital deficiency.

         The Registrant is party to an Amended and Restated Research and License Agreement, dated September 12, 2003, (the "LICENSE AGREEMENT") with New York University ("NYU") that was further amended on November 11, 2003. The License Agreement is the sole material asset of the Registrant. Under the terms of the License Agreement, NYU granted to the Registrant a license to certain pre-existing inventions and certain intellectual property to be generated by a designated research project being conducted at NYU relating to DNA nanotechnology. Pursuant to the License Agreement, the Registrant is required to pay to NYU an annual licensing fee. At the date hereof, the Registrant is in default of its payment obligations under the License Agreement in the amount of $347,500 and has received notice from NYU that NYU intends to terminate the License Agreement. Further, the Registrant is required to reimburse NYU additional amounts for patent fees and other expenses estimated to be approximately $80,000 at the date hereof.

         Accordingly, the Registrant has determined to cease operations immediately and has commenced discussions with its principal creditor regarding the possible appointment of a director designated by such creditor to the Board of Directors of the Registrant and the assumption of control of the Registrant by such creditor.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: DECEMBER 1, 2006

                                   NANOSCIENCE TECHNOLOGIES, INC.



                                   BY: /s/ STEVEN KATZ
                                       -----------------------------------------
                                       NAME:  STEVEN KATZ
                                       TITLE: CHAIRMAN OF THE BOARD OF DIRECTORS








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